UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): March 9, 2006

SLM Student Loan Trust 2006-3, as the Issuer

(Exact name of registrant as specified in its charter)

DELAWARE	333-103545	57-1176559
(State or other jurisdiction	(Commission File Numbers)	(I.R.S. employer
of formation)		Identification No.)

12061 Bluemont Way
V3419
Reston, VA 20190
(Address of principal executive offices)

Registrant’s telephone number including are code: (703)984-6419

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on page 5

ITEM 1.01 Entry into a Material Definitive Agreement.

     Closing of SLM Student Loan Trust 2006-3

     Effective as of January 3, 2006, SLM Funding LLC (“SLM Funding”) and Chase Bank USA, National Association, not in its individual capacity but solely as eligible lender trustee (the Eligible Lender Trustee”), executed and delivered the Trust Agreement dated as of January 3, 2006 pursuant to which the SLM Student Loan Trust 2006-3 (the “Trust”) was formed.

      On March 2, 2006, SLM Funding, SLM Education Credit Finance Corporation (“ECFC”), and SLM Corporation, on the one hand, and Bank of America Securities LLC and Lehman Brothers Inc. acting on behalf of the Underwriters named in Schedule I to the Pricing Agreement (the “Underwriters”), on the other, executed and delivered the Underwriting Agreement and the Pricing Agreement relating to the Student Loan-Backed Notes to be issued by the Trust.

      On March 9, 2006, SLM Funding, the Eligible Lender Trustee and Deutsche Bank Trust Company Americas, not in its individual capacity but solely as indenture trustee (the “Indenture Trustee”) executed and delivered the Amended and Restated Trust Agreement dated as of March 9, 2006.

     In connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of March 9, 2006, by and among SLM Funding, Chase Bank USA, National Association, not in its individual capacity but solely as interim eligible lender trustee for SLM Funding (the “SLM Funding Interim Eligible Lender Trustee”) and ECFC; (b) the Purchase Agreement, dated as of March 9, 2006, by and among VG Funding (“VG Funding”), Chase Bank USA, National Association, not in its individual capacity but solely as interim eligible lender trustee for VG Funding (the “VG Funding Interim Eligible Lender Trustee”), SLM Funding and the SLM Funding Interim Eligible Lender Trustee; (c) the Interim Trust Agreement, dated as of March 1, 2006, by and between SLM Funding and the SLM Funding Interim Eligible Lender Trustee; (d) the Interim Trust Agreement, dated as of March 1, 2006, by and between VG Funding and the VG Funding Interim Eligible Lender Trustee; (e) the Indenture, dated as of March 1, 2006, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee; (f) the Sale Agreement, dated as of March 9, 2006, by and among the Trust, the Eligible Lender Trustee, SLM Funding and the SLM Funding Interim Eligible Lender Trustee; (g) the Administration Agreement, dated as of March 9, 2006, by and among the Trust, Sallie Mae, Inc., in its capacity as administrator (the “Administrator”), the Eligible Lender Trustee, Sallie Mae, Inc., in its capacity as the servicer (the “Servicer”), SLM Funding and the Indenture Trustee; and (h) the Servicing Agreement, dated as of March 9, 2006, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

     On March 9, 2006, the Trust issued $2,569,375,000 of its Student Loan-Backed Notes.

Item 2.01 Completion of Acquisition or Disposition of Assets.

     The Trust used the net proceeds of these notes to purchase approximately $2,564,988,955.10 of student loans originated under the Federal Family Education Loan Program.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated March 2, 2006, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated March 2, 2006, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

4.1	Amended and Restated Trust Agreement, dated as of March 9, 2006, by and among SLM Funding, the Eligible Lender Trustee and the Indenture Trustee.

4.2	SLM Funding Interim Trust Agreement, dated as of March 1, 2006, by and between SLM Funding and the SLM Funding Interim Eligible Lender Trustee.

4.3	VG Funding Interim Trust Agreement, dated as of March 1, 2006, by and between VG Funding, LLC and the VG Funding Interim Eligible Lender Trustee.

4.4	Indenture, dated as of March 1, 2006, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

5.1	Opinion of McKee Nelson LLP dated March 9, 2006 with respect to due authorization, enforceability and legality of the Notes.

5.2	Opinion of Richards, Layton & Finger, P.A. dated March 9, 2006 with respect to due authorization, enforceability and legality of the Notes.

8.1	Opinion of Shearman & Sterling LLP dated March 9, 2006 with respect to tax matters.

8.2	Opinion of Richards, Layton & Finger, P.A. dated March 9, 2006 with respect to tax matters.

99.1	Purchase Agreement, dated as of March 9, 2006, by and among SLM Funding, the SLM Funding Interim Eligible Lender Trustee and ECFC.

99.2	Purchase Agreement, dated as of March 9, 2006, by and among VG Funding, LLC, the VG Funding Interim Eligible Lender Trustee, SLM Funding and the SLM Funding Interim Eligible Lender Trustee.

99.3	Sale Agreement, dated as of March 9, 2006, by and among SLM Funding, the SLM Funding Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

99.4	Administration Agreement, dated as of March 9, 2006, by and among the Trust, the Administrator, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

99.5	Servicing Agreement, dated as of March 9, 2006, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the issuing entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2006	SLM STUDENT LOAN TRUST 2006-3
By: SLM FUNDING LLC
	By:	/s/ MARK L. HELEEN
		Name:	Mark L. Heleen
		Title:	VICE PRESIDENT

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INDEX TO EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated March 2, 2006, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated March 2, 2006, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

4.1	Amended and Restated Trust Agreement, dated as of March 9, 2006, by and among SLM Funding, the Eligible Lender Trustee and the Indenture Trustee.

4.2	SLM Funding Interim Trust Agreement, dated as of March 1, 2006, by and between SLM Funding and the SLM Funding Interim Eligible Lender Trustee.

4.3	VG Funding Interim Trust Agreement, dated as of March 1, 2006, by and between VG Funding, LLC and the VG Funding Interim Eligible Lender Trustee.

4.4	Indenture, dated as of March 1, 2006, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

5.1	Opinion of McKee Nelson LLP dated March 9, 2006 with respect to due authorization, enforceability and legality of the Notes.

5.2	Opinion of Richards, Layton & Finger, P.A. dated March 9, 2006 with respect to due authorization, enforceability and legality of the Notes.

8.1	Opinion of Shearman & Sterling LLP dated March 9, 2006 with respect to tax matters.

8.2	Opinion of Richards, Layton & Finger, P.A. dated March 9, 2006 with respect to tax matters.

99.1	Purchase Agreement, dated as of March 9, 2006, by and among SLM Funding, the SLM Funding Interim Eligible Lender Trustee and ECFC.

99.2	Purchase Agreement, dated as of March 9, 2006, by and among VG Funding, LLC, the VG Funding Interim Eligible Lender Trustee, SLM Funding and the SLM Funding Interim Eligible Lender Trustee.

99.3	Sale Agreement, dated as of March 9, 2006, by and among SLM Funding, the SLM Funding Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

99.4	Administration Agreement, dated as of March 9, 2006, by and among the Trust, the Administrator, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

99.5	Servicing Agreement, dated as of March 9, 2006, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

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